United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management
Investment Companies

Investment Company Act file number: 811-05807

NAIC Growth Fund, Inc.
(Exact name of registrant as specified in charter)

711 West 13 Mile Road, Madison Heights, MI 48071
(Address of principal executive offices) (zip code)

Luke E. Sims, President
NAIC Growth Fund, Inc.
711 W. 13 Mile Road
Madison Heights, Michigan 48071
(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 765-1107

Date of fiscal year end: December 31

Date of reporting period: June 30, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS

NAIC GROWTH FUND, INC.

Semi-Annual Report
June 30, 2007

www.naicgrowthfund.com

Semiannual Report
June 30, 2007

Top Ten Holdings (as of June 30, 2007)

Company	Market Value	Percentage of Equity Portfolio

The Home Depot, Inc.	$ 1,436,275	5.7%

Stryker Corp.	1,387,980	5.5%

Teleflex Inc.	1,308,480	5.2%

Johnson & Johnson	1,232,400	4.9%

Citigroup Inc.	1,128,380	4.5%

PepsiCo, Inc.	1,102,450	4.4%

O’Reilly Automotive Inc.	1,096,500	4.3%

State Street Corp.	1,094,400	4.3%

Abbott Laboratories	1,071,000	4.2%

Sysco Corp.	1,055,680	4.2%

“Rule No. 1: Don’t lose capital.
              Rule No. 2: Don’t forget Rule No. 1.”
-Warren Buffett

Dear Fellow Fund Shareholder:

          For the first six months of 2007, the Fund’s per share net asset value (NAV) was up 3.2% (from $9.55 to $9.86), compared to a 7.0% increase in the S&P 500 (with dividends reinvested) over the same period. Since the beginning of 2000, the Fund’s NAV has outperformed the S&P 500 as shown on the graph below. (All of our comparisons in this letter focus on changes in NAV, which is the only variable that an investment advisor can practically affect.)

          Ken Janke, the recently retired Fund portfolio manager, left the Fund with a wonderful portfolio. For the most part, we agree with Ken’s investment judgment and are happy to continue to hold wonderful companies such as Johnson & Johnson (NYSE: JNJ), Colgate-Palmolive (NYSE: CL), PepsiCo (NYSE: PEP) and many others. In those few situations where we feel the need to fine-tune the portfolio, we have already taken some steps down that path. Promptly after taking over management of the Fund portfolio, we sold RPM International (NYSE: RPM) and McCormick & Co. (NYSE: MKC).

          Our first Fund purchases may be of more interest to you. The Home Depot, Inc. (NYSE: HD) and Lowe’s Companies, Inc. (NYSE: LOW) are the No. 1 and the No. 2 competitors in the retail home improvement industry. Each has particular advantages and disadvantages, and we’re happy to own both of these fine companies. We also bought Graco, Inc. (NYSE: GGG), a well-managed worldwide supplier of fluid control equipment, including industrial paint sprayers, lubrication equipment and related products.

          Our analysis of Home Depot (HD) may help you better understand our investment philosophy of buying great companies at temporarily depressed prices. Home Depot has suffered in the recent past from a great deal of bad publicity, and a lackluster stock price. However, HD’s future is a lot brighter than its recent past. We were attracted to HD because:

▪	HD is the No. 1 company in its industry in North America (United States, Canada and Mexico), and has opportunities to continue to expand internationally, including a fledgling operation in China.

▪	HD recently agreed to sell its contractor supply business in order to focus on its retail business.

▪	HD’s new Chief Executive Officer (Frank Blake) appears to have stabilized HD, and is focusing HD on its core retail business.

▪	HD has historically earned high returns on the capital employed in its business, and this is likely to continue in the future.

▪

HD is using its significant cash flow (including the proceeds from the sale of its contractor supply business and new long-term debt) in a massive stock repurchase plan, which could result in HD repurchasing up to 30% of its outstanding shares.

▪	HD owns 87% of the real estate underlying its retail stores.

          There is no question that HD faces some current headwinds, including the bad publicity referred to above and a slow and deteriorating housing market. Nevertheless, we believe that long-term HD investors will be well rewarded.

          We thank Ken Janke (and previously, the team of Ken Janke and Tom O’Hara) for their wisdom and insight in creating the Fund portfolio that we’ve inherited. We wish Ken well in retirement. Hopefully, Ken will be able to spend more time playing golf, which is another one of his loves after investing.

          We also say goodbye to Tom O’Hara, who leaves the Board after 18 years as a director. Tom was instrumental in getting the Fund off the ground, and spent most of these 18 years co-managing the Fund with Ken Janke. We wish Tom continued good health, and know that he will be carefully watching the Fund’s progress.

          We enjoy hearing from Fund shareholders. If you have a question or a comment, please contact us. However, we cannot (and will not) discuss any pending or proposed Fund purchase or sale, so please don’t ask.

          We appreciate your continued support, and will work hard to justify your confidence.

e-mail: luke@simscapital.com	e-mail: dave@simscapital.com
(414) 530-5680	(414) 765-1107

NAIC Growth Fund, Inc.
Statement of Assets and Liabilities
As of June 30, 2007 (unaudited)

Assets

Common stock—at market value (cost $14,047,165)	$25,211,535
U.S. Treasury securities—at amortized cost	975,733
Cash and cash-equivalents	1,348,008
Short-term interest receivable	6,227
Dividends receivable	27,180
Prepaid insurance	13,662
Miscellaneous receivables	707

		$27,583,052
Liabilities

Dividends payable	—
Accounts payable	$20,252
Accrued expenses	35,985

		$(56,237)

Total net assets		$27,526,815

Shareholders’ Equity

Common stock- $0.001 par value per share; authorized 50,000,000 shares, outstanding 2,792,336 shares	$2,792

Paid-in capital	14,783,012
Undistributed net investment income	1,571,750
Undistributed net realized gain on investments	4,891
Unrealized appreciation on investments	11,164,370

Shareholders’ equity		$27,526,815

Net asset value per share		$9.86

See Notes to Financial Statements.

NAIC Growth Fund, Inc.
Statement of Operations
For the Six Months Ended June 30, 2007 (unaudited)

Investment Income

Dividends	$255,443
Interest	62,529

Total investment income		$317,972

Expenses

Advisory fees	$101,876
Legal fees	50,623
Insurance	13,663
Transfer agent	12,790
Audit fees	5,200
Directors’ fees and expenses	6,214
Custodian fees	3,126
Mailing and postage	5,721
Other fees and expenses	8,899
Taxes	300
Annual shareholder meeting	3,211

Total expenses		$211,623

Net investment income			$106,349

Realized Gain and Unrealized Appreciation on Investments

Realized gain on investments:

Proceeds from sale of investment securities	$2,672,983
Less: cost of investment securities sold	1,207,582

Net realized gain on investments		$1,465,401

Unrealized appreciation on investments:

Unrealized appreciation at end of period	$11,164,370
Less: unrealized appreciation at beginning of year	11,869,708

Net change in unrealized appreciation on investments		(705,338)

Net realized gain and unrealized appreciation on investments			760,063

Net increase from operations			$866,412

See Notes to Financial Statements.

NAIC Growth Fund, Inc.
Statements of Changes in Net Assets

	Year Ended December 31, 2006	Six Months Ended June 30, 2007

		(unaudited)
From Operations:

Net investment income	$232,267	$106,349
Net realized gain on investments	3,081,779	1,465,401
Net change in unrealized appreciation on investments	(100,080)	(705,338)

Net increase (decrease) from operations	$3,213,966	$866,412

Distributions to Shareholders from:

Net investment income	$231,328	—
Net realized gain from investment transactions	3,081,779	—

Total distribution	$3,313,107	—

From Capital Stock Transactions:

Dividend reinvestment	—	—
Cash purchases	—	—

Net increase from capital stock transactions	—	—
Net increase (decrease) in net assets	$(99,141)	$866,412

Total Net Assets:
Beginning of year	$26,759,545	$26,660,404
End of period (including net investment income and net realized gain of $4,891 and $1,576,641, respectively)	$26,660,404	$27,526,815

Shares:
Shares issued to shareholders under the Dividend Reinvestment and Cash Purchase Plan	—	—

Shares at beginning of year	2,792,336	2,792,336
Shares at end of period	2,792,336	2,792,336

See Notes to Financial Statements.

NAIC Growth Fund, Inc.
Financial Highlights (A)

For the periods ended:	2002	2003	2004	2005	2006	June 30, 2007
						(unaudited)

Net asset value at beginning of year	$9.63	$7.90	$8.99	$9.63	$9.58	$9.55

Net investment income	$0.02	$0.01	$0.01	$0.07	$0.08	$0.04
Net realized gain and unrealized appreciation (loss) on investments	($1.28)	$1.39	$0.81	$0.05	$1.07	$0.27

Total from investment operations	($1.26)	$1.40	$0.82	$0.12	$1.15	$0.31

Distribution from:
Net investment income	($0.02)	($0.01)	($0.01)	($0.07)	($0.08)	$0.00
Realized gains	($0.45)	($0.30)	$(0.17)	($0.10)	($1.10)	$0.00

Total distributions	($0.47)	($0.31)	($0.18)	($0.17)	($1.18)	$0.00

Net asset value at end of period	$7.90	$8.99	$9.63	$9.58	$9.55	$9.86

Per share market price, end of period last traded price (B)	$8.65	$8.26	$7.83	$8.70	$8.00	$9.75

Total Investment Return (C) (D):

Based on market value:
1 Year (annualized)	2%	(1%)	(3%)	13%	4%	31%
5 Year	2%	8%	7%	3%	3%	6%
10 Year	14%	14%	13%	9%	7%	4%
From inception	11%	10%	9%	9%	9%	10%

Based on net asset value
1 Year (annualized)	(14%)	18%	9%	1%	13%	14%
5 Year	6%	5%	6%	2%	5%	6%
10 Year	11%	13%	13%	9%	9%	8%
From inception	10%	11%	11%	10%	10%	10%

Net assets, end of year (000s omitted)	$20,555	$24,501	$26,873	$26,759	$26,660	$27,527
Ratios to average net assets (annualized):
Ratio of expenses to average net assets	1.61%	1.79%	1.80%	1.46%	1.50%	1.54%

Ratio of net investment income to average net assets	0.17%	0.06%	0.11%	0.72%	0.85%	0.77%

Portfolio turnover	11%	11%	7%	4%	7%	9%

Average commission paid per share	$0.13	$0.13	$0.10	$0.08	$0.06	$0.02

(A)

All per share data for the periods shown has been restated to reflect the effect of a 15% stock dividend that was declared on April 21, 2005, and paid on May 23, 2005 to shareholders of record on May 13, 2005.

(B)	If there was no sale on the valuation date, the bid price for each such date is shown.

(C)

Fund shares trade under two symbols, GRF on the Chicago Stock Exchange and GRTH in the over-the-counter (“OTC”) market. Shares have traded more recently in the OTC market, so the GRTH price is the market price used for the June 30, 2007, share price.

(D)	Sims Capital Management LLC became the investment advisor to the Fund on June 1, 2007.

See Notes to Financial Statements.

NAIC Growth Fund, Inc.
Portfolio of Investments (as of June 30, 2007) (unaudited)

Common Stock (91.4% of total investments)

	Shares	Cost	Market Value	Percent of Total Investments

Food/Beverage/Consumer
Colgate-Palmolive Co.	16,000	$469,850	$1,037,600
PepsiCo, Inc.	17,000	433,218	1,102,450

			$2,140,050	(7.8%)
Drug/Medical Device
Abbott Laboratories	20,000	860,150	1,071,000
Johnson & Johnson	20,000	915,045	1,232,400
Medtronic Inc.	17,000	850,214	881,620
Pfizer Inc.	28,000	606,755	715,960
PolyMedica Corp.	12,000	346,237	490,200
Stryker Corp.	22,000	180,012	1,387,980

			$5,779,160	(21.0%)
Bank/Financial/Insurance
AFLAC Inc.	20,000	143,906	1,028,000
CIT Group Inc.	10,000	392,785	548,300
Citigroup Inc.	22,000	368,636	1,128,380
Comerica Inc.	10,000	404,669	594,700
Huntington Bancshares Inc.	25,000	238,023	568,500
Jack Henry & Associates Inc.	34,000	626,877	875,500
JP Morgan Chase & Co	15,000	396,347	726,750
State Street Corp.	16,000	436,700	1,094,400
Synovus Financial Corp.	27,000	317,651	828,900
Washington Mutual Inc.	15,000	609,130	639,600

			$8,033,030	(29.1%)
Industrial
Avery Dennison Corporation	12,000	666,064	797,760
Emerson Electric Co.	20,000	335,278	936,000
General Electric Co.	24,000	441,341	918,720
Graco Inc.	20,000	798,544	805,600
Sigma-Aldrich Corp.	14,000	213,318	597,380
Teleflex Inc.	16,000	545,608	1,308,480

			$5,363,940	(19.4%)
Retail/Distribution
The Home Depot, Inc.	36,500	1,432,696	1,436,275
Lowe’s Companies Inc.	10,000	321,296	306,900
O’Reilly Automotive Inc.*	30,000	189,637	1,096,500
Sysco Corp.	32,000	507,179	1,055,680

			$3,895,355	(14.1%)

Total common stock investments		$14,047,165		$25,211,535

Short-term investments (8.6% of total investments)
U.S. Treasury bills maturing (12/27/2007)			$975,733

Miscellaneous cash-equivalents			1,395,784

Total short-term investments				$2,371,517

Total investments				$27,583,052

All other assets less liabilities				(56,237)

Total net assets				$27,526,815

*=Non-dividend paying security

See Notes to Financial Statements.

Notes to Financial Statements

(1)	Organization.

The NAIC Growth Fund, Inc., a Maryland corporation (“Fund”), is a diversified closed-end investment company subject to the Investment Company Act of 1940.

(2)	Significant Accounting Policies.

The following is a summary of the significant accounting policies followed by the Fund not otherwise set forth in the Notes to the Financial Statements:

Dividends and distributions—Dividends from the Fund’s net investment income and realized net long- and short-term capital gains will be declared and distributed at least annually. Shareholders can participate in the Fund’s Dividend Reinvestment and Cash Purchase Plan (see Note 4).

Investments—Investments in equity securities are stated at market value, which is determined based on quoted market prices or dealer quotes. If no such price is available on the valuation date, the Board of Directors has determined that the most recent market price be used. Pursuant to Rule 2A-7 of the Investment Company Act of 1940, the Fund uses the amortized cost method to determine the carrying value of short-term debt obligations. Under this method, investment securities are valued for both financial reporting and Federal tax purposes at amortized cost, which approximates fair value. Any discount or premium is amortized from the date of acquisition to maturity. Investment security purchases and sales are accounted for on a trade date basis. Interest income is accrued on a daily basis while dividends are included in income on the ex-dividend date.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income taxes—The Fund intends to comply with the general qualification requirements of the Internal Revenue Code applicable to regulated investment companies such as the Fund. The Fund plans to distribute annually at least 90% of its taxable income, including net long-term capital gains, to its shareholders. In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year an amount equal to at least 98% of its net investment income and 98% of its net realized capital gains (including undistributed amounts from previous years).

The following information is based upon the Federal income tax basis of portfolio investments as of June 30, 2007:

Gross unrealized appreciation	$11,178,766
Gross unrealized depreciation	(14,396)

Net unrealized appreciation	$11,164,370

Federal income tax basis	$14,047,165

Expenses—The Fund’s service providers bear all of their expenses in connection with the performance of their services. The Fund bears all of its expenses incurred in connection with its operations including, but not limited to, investment advisory fees (as discussed in Note 3), legal and audit fees, taxes, insurance, shareholder reporting and other related costs. As noted in Note 3, the Fund’s investment advisor, as part of its responsibilities under the Investment Advisory Agreement, is required to provide certain internal administrative services to the Fund at such investment advisor’s expense. The Fund’s expenses are charged to expense daily as a percentage of net assets. The Investment

Advisory Agreement provides that the Fund may not incur annual aggregate expenses in excess of two percent (2%) of the first $10,000,000 of the Fund’s average net assets, one and a half percent (1.5%) of the next $20,000,000 of the average net assets, and one percent (1%) of the remaining average net assets for any fiscal year. Any excess expenses are the responsibility of the investment advisor.

(3)	Certain Service Providers Arrangements

Investment advisor—Sims Capital Management LLC serves as the Fund’s investment advisor pursuant to an investment advisory agreement (“Investment Advisory Agreement”), and is responsible for the management of the Fund’s portfolio, subject to oversight by the Fund’s Board of Directors generally. For its services under the Investment Advisory Agreement, the investment advisor receives a monthly fee calculated at an annual rate of three-quarters of one percent (0.75%) of the average weekly net asset value of the Fund, as long as the average weekly net asset value is at least $3,800,000. The investment advisor is not entitled to any compensation for any week in which the average weekly net asset value falls below $3,800,000. Pursuant to the Investment Advisory Agreement, the investment advisor is required to provide certain internal administrative services to the Fund at the investment advisor’s expense.

Custodian—LaSalle Bank, NA (“LaSalle”) serves as the Fund’s custodian pursuant to a custodian agreement. As the Fund’s custodian, LaSalle receives fees and compensation of expenses for services provided including, but not limited to, an annual account charge, annual security fee, security transaction fee and statement of inventory fee.

Transfer Agent—Transfer agent American Stock Transfer & Trust Company (“AST”) serves as the Fund’s transfer agent and dividend disbursing agent pursuant to custody agreements. AST receives fees for services provided including, but not limited to, account maintenance fees, activity and transaction processing fees and reimbursement for its out-of-pocket expenses. AST also acts as the agent under the Fund’s Dividend Reinvestment and Cash Purchase Plan.

(4)	Dividend Reinvestment and Cash Purchase Plan.

The Fund has a Dividend Reinvestment and Cash Purchase Plan (“Plan”) which allows shareholders to reinvest cash dividends and make cash contributions. Under the Plan, cash dividends and voluntary cash contributions are used to purchase Fund shares in the open market. In the event the Plan agent is unable to complete its purchases by the end of the thirtieth (30th) day following receipt of cash dividends from the Fund, any remaining funds are returned to participants on a pro rata basis. In the event the Plan agent is unable to complete purchases from cash contributions by the end of the twentieth (20th) day following the Investment Date (as defined), any remaining funds are returned to participants on a pro rata basis. The number of shares credited to each participant’s account is based on the average purchase price for all shares purchased.

(5)	Fund Investment Transactions.

Purchases and sales of securities, other than short-term securities, for the six-month period ended June 30, 2007 were $2,552,536 and $2,672,983, respectively.

(6)	Financial Highlights.

The Financial Highlights present a per share analysis of how the Fund’s net asset value has changed during the periods presented. Additional quantitative measures expressed in ratio form analyze important relationships between certain items presented in the financial statements. The total investment return based on market value assumes that shareholders bought into the Fund at the bid price and sold out of the Fund at the bid price. In reality, shareholders buy into the Fund at the asked price and sell out of the Fund at the bid price. Therefore, actual returns may differ from the amounts shown.

2007 Annual Shareholder Meeting

The Fund’s 2007 annual meeting of shareholders (“Annual Meeting”) was held on May 31, 2007, for the following purposes:

1.	To elect a Board of five (5) Directors.

2.	To ratify or reject the selection of Plante & Moran, PLLC as the independent registered public accountants of the Fund for the calendar year ending December 31, 2007.

3.	To approve the Investment Advisory Agreement between the Fund and Sims Capital Management LLC.

The following directors were elected under Proposal 1: Robert M. Bilkie, Jr., Carl A. Holth, Peggy L. Schmeltz, Luke E. Sims, and Benedict J. Smith. Under Proposal 2, shareholders ratified the selection of Plante & Moran, PLLC as the Fund’s independent registered public for the 2007 calendar year. Under Proposal 3, the shareholders approved the Investment Advisory Agreement between the Fund and its new investment advisor.

Tabulation Report

Proposal 1 – Election of Directors

	For	Against	Abstain	Withheld

Robert M. Bilkie, Jr.	1,927,529			121,726
Carl A. Holth	1,917,994			131,261
Peggy L. Schmeltz	1,907,857			141,398
Luke E. Sims	1,903,176			146,079
Benedict J. Smith	1,899,039			150,216

Proposal 2 – Selection of Plante & Moran, PLLC

	For	Against	Abstain	Withheld

	1,909,866	91,928	24,288

Proposal 3 – Approval of new Investment Advisory Agreement

	For	Against	Abstain	Withheld

	1,401,249	112,801	46,954

Total shares issued and outstanding on record date: 2,792,336

Compensation.

          The following table sets forth the aggregate compensation paid to all directors for the six-month period ended June 30, 2007. Directors also receive reimbursement for out-of-pocket expenses in connection with attending Board meetings. No Fund officer receives compensation in his/her capacity as an officer of the Fund. Commencing June 1, 2007, Luke E. Sims is no longer entitled to receive directors’ fees from the Fund by reason of his relationship to the Fund’s investment advisor.

          The Fund is not part of a mutual fund complex.

          At the Fund’s 2007 Annual Meeting, Messrs. Janke and O’Hara, who were not standing for reelection as directors, ceased to be directors (and “interested persons” of the Fund). At the Board meeting held immediately after the 2007 Annual Meeting, the following were elected as the officers of the Fund: Robert M. Bilkie, Jr., Chairman; Luke E. Sims, President; Carl A. Holth, Treasurer; Christopher J. Dine, Secretary; and David C. Sims, Chief Compliance Officer. As of such date, David C. Sims became an ‘interested person” of the Fund and Peggy L. Schmeltz ceased to be an “interested person”.

Directors who are or were “interested persons” of the Fund:

Name, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Complex paid to Directors

Kenneth S. Janke,
Former Director	None	None	None	None

Thomas E. O’Hara,
Former Director	None	None	None	None

Peggy L. Schmeltz,
Director	$1,200	None	None	$1,200

Luke E. Sims,
Director	$1,300	None	None	$1,300

Directors who are or were not “interested persons” of the Fund:

Name, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Complex paid to Directors

Robert M. Bilkie, Jr.,
Director	$1,300	None	None	$1,300

Benedict J. Smith,
Director	$1,300	None	None	$1,300

Carl A. Holth,
Director	$1,300	None	None	$1,300

Shareholder Information

Trading. Fund shares trade under the symbol “GRTH” or “GRTH.PK” in the over-the counter market (Pink Sheets) and under the symbol “GRF” on the Chicago Stock Exchange. You are encouraged to check both markets before purchasing or selling shares.

Fund Stock Repurchases. The Fund is authorized, from time to time, to repurchase its shares in the open market, in private transactions or otherwise, at a price or prices reasonably related to the then prevailing market price.

Dividend Reinvestment and Cash Purchase Plan. By participating in the Fund’s Dividend Reinvestment and Cash Purchase Plan (“Plan”), you can automatically reinvest your cash dividends in additional Fund shares without paying brokerage commissions. You can secure a copy of the Plan from the Fund’s website (www.naicgrowthfund.com) or by contacting American Stock Transfer & Trust Company, P. O. Box 922, Wall Street Station, New York, NY 10038, telephone number (800) 937-5449.

Dividend Checks/Stock Certificates/Address Changes/Etc. If you have a question about lost or misplaced dividend checks or stock certificates, have an address change to report or have a comparable shareholder issue or question, please contact the Fund’s transfer agent, American Stock Transfer and Trust Company, P. O. Box 922, Wall Street Station, New York, NY 10038, telephone number (800) 937-5449.

Proxy Voting. The Fund typically votes by proxy the shares of portfolio companies. If you’d like information about the policies and procedures that the Fund follows in voting, or how the Fund has voted on a particular issue or matter during the most recent 12-month period ended June 30, 2007, you can get that information (Form N-PX) from the SEC’s website (www.sec.gov) or the Fund’s website (www.naicgrowthfund.com), or by calling the Fund at (414) 765-1107 (collect) or by sending an e-mail request (to dave@simscapital.com).

Fund Privacy Policy/Customer Privacy Notice (February 27, 2007). We collect nonpublic personal information about you from the following sources: (i) information we receive from you on applications or other forms and (ii) information about your transactions with us or others. We do not disclose any nonpublic personal information about you to anyone, except as permitted by law, and as follows. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. If you decide to close your account(s) or no longer be a shareholder of record, we will adhere to the privacy policies and practices as described in this notice. We restrict access to your personal and account information to those employees who need to know that information to provide services to you. We maintain physical, electronic, and procedural safeguards to guard you nonpublic personal information. In this notice, the term “we” refers to Fund, NAIC Growth Fund, Inc.

Additional Information. The Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (SEC) as of the end of the first and third calendar quarters on SEC Form N-Q. You can obtain copies of these filings, and other information about the Fund, from the SEC’s website (www.sec.gov) or from the Fund’s website (www.naicgrowthfund.com), or by calling the Fund at (414) 765-1107. The Fund’s Forms N-Q can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and you can obtain information about the operation of the Public Reference Room by calling the SEC at (800) 732-0330.

Electronic Distribution of Shareholder Reports and Other Communications. If you’d like to receive copies of the Fund’s annual reports, semiannual reports, proxy statement, press releases and other comparable communications electronically, please provide your e-mail address to dave@simscapital.com. By providing your e-mail address to the Fund, you are consenting to the Fund sending the identified materials to you by
e-mail.

General Inquiries. If you have a question or comment on any matter not addressed above, please contact the Fund (NAIC Growth Fund, Inc., P. O. Box 220, Royal Oak, MI 46068, telephone number (414) 765-1107), or the Fund’s investment advisor, Sims Capital Management LLC (dave@simscapital.com).

ITEM 2.	CODE OF ETHICS

Not required for the semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not required for the semi-annual report.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required for the semi-annual report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required for the semi-annual report.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The Fund’s schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not required for the semi-annual report.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required for the semi-annual report.

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

          (i)       An evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) was performed under the supervision and with the participation of the registrant’s President (who is the principal executive officer and the principal financial officer of the registrant). Based on that evaluation, the registrant’s President concluded that the registrant’s controls and procedures are effectively designed to ensure that information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time periods required by the Commission’s rules and forms, and that information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, or persons performing similar functions as appropriate, to allow timely decisions regarding required disclosure.

          (ii)      There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(A) (1)	Not applicable.

(A) (2)	Certification of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Act, — attached hereto as Exhibit 99.1.

(A) (3)	Not applicable.

(B)	Certification pursuant to Rule 30a-2(b) and 18 U.S.C. Section 1350, — attached as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAIC GROWTH FUND, INC.

By:	/s/ Luke E. Sims

Luke E. Sims
President

Date: August 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By:	/s/ Luke E. Sims

Luke E. Sims
President (principal executive officer and principal financial officer)

Date: August 24, 2007